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                                                                      Exhibit 13

                                IXOS SOFTWARE AG
                  Sarbanes-Oxley Act Section 906 Certification
                       Certification of Executive Officers

         Pursuant to 18 U.S.C. ss.1350 as created by Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of IXOS SOFTWARE AG (the "Company") hereby certifies, to such officer's knowledge, that:

(i) the Annual Report on Form 20-F of the company for the fiscal year ended June 30, 2003 (the "Report") fully complies with the requirements of
       Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.



Date: December 19, 2003

                                                 /s/ Robert Hoog
                                                 -------------------------------
                                                 Name: Robert Hoog
                                                 Title: Chief Executive Officer




Date: December 19, 2003
                                                 /s/ Peter Rau
                                                 -------------------------------
                                                  Name: Peter Rau
                                                  Title: Chief Financial Officer



         The foregoing certification is being furnished solely pursuant to Rule 13a-14 (b) pursuant to the Securities Exchange Act of 1934 and 18 U.S.C. ss.1350 as created by Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.